Exhibit 99.1

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 1 of 26

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
FRANCESCA’S HOLDINGS CORPORATION,	:	Case No. 20-13076 (BLS)
et al.,[1]	:
	:	Jointly Administered
Debtors.	:
x

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	✓	SEE NOTE 1
Certificates of Insurance:[2]
Workers Compensation	✓	N/A
Property	✓	N/A
General Liability	✓	N/A
Vehicle	✓	N/A
Other: D&O, Employment Practices Liability, Fiduciary Liability, Cyber Liability, and Special Crime	✓	N/A
Identify areas of self-insurance with liability caps	N/A	N/A
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	N/A	SEE NOTE 2
General Operating Account	N/A	SEE NOTE 2
Money Market Account Pursuant to Local Rule 4001-3 for the District of Delaware only. Refer to: http://www.deb.uscourts.gov	N/A	N/A
Other:	N/A	N/A
Retainers Paid (Form IR-2)[3]	✓	N/A

1 The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are Francesca’s Holdings Corporation (4704), Francesca’s LLC (2500), Francesca’s Collections, Inc. (4665), and Francesca’s Services Corporation (5988). The address of the Debtors’ corporate headquarters is 8760 Clay Road, Houston, Texas 77080.

[2]	A copy of each of the foregoing certificates of insurance that are designated as “document attached” are collectively attached as Exhibit B.

[3]	The schedule of retainers paid is attached as Exhibit D.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 2 of 26

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Andrew Clarke	December 18, 2020
Signature of Authorized Individual*	Date

Andrew Clarke	President and Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTE 1: In lieu of a 12-month cash flow projection, a copy of the 8-week initial DIP Budget attached as Exhibit B to the Interim Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364 and 507, Bankruptcy Rules 2002, 4001, 6004 and 9014 and Local Bankruptcy Rule 4001-2 (I) Authorizing the Debtors to Obtain Postpetition Senior Secured Superpriority Financing, (II) Authorizing the Debtors’ Use of Cash Collateral, (III) Granting Adequate Protection to the Prepetition Secured Parties, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief [D.I. 91] is attached as Exhibit A.

NOTE 2: Please refer to the Interim Order (I) Authorizing Continued Use of the Debtors’ Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply With Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 89], entered by the Bankruptcy Court on December 8, 2020. (the “Cash Management Order”). A copy of the Cash Management Order is attached as Exhibit C.

Remainder of Page Intentionally Left Blank

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 3 of 26

EXHIBIT A

Initial DIP Budget

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 4 of 26

Project Style

DIP Budget - DIP Motion Summary
As of 12/7/2020

($ in 000s)

Week Number	1	2	3	4	5	6	7	8
Week Ending	12/5/2020[2]	12/12/20	12/19/20	12/26/20	1/2/21	1/9/21	1/16/21	1/23/21	Total
	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Net Sales	$3,156	$8,930	$12,577	$12,247	$6,408	$4,080	$3,981	$4,497	$55,877
Operating Receipts
Credit Card and Cash Receipts	904	7,331	12,591	16,309	7,697	2,829	3,318	3,897	54,876
Net Inventory Liquidation Proceeds	-	-	-	-	448	859	732	704	2,742
Operating Receipts	904	7,331	12,591	16,309	8,144	3,687	4,049	4,601	57,618
Operating Disbursements
Payroll & Benefits	-	603	3,585	412	3,210	160	3,519	451	11,941
Inventory	-	3,129	1,025	1,060	1,278	1,311	1,303	1,325	10,431
Rent	-	-	-	-	4,991	-	-	-	4,991
Other A/P	-	2,024	2,445	1,369	1,584	2,686	2,872	2,426	15,405
Total Operating Disbursements	-	5,756	7,055	2,841	11,063	4,157	7,694	4,202	42,768

Net Cash Flow from Operations	904	1,575	5,536	13,469	(2,918)	(469)	(3,645)	399	14,850
Non-Operating Disbursements
Debt Service and Fees	-	325	-	-	-	397	-	3	725
Restructuring Professionals[1]	-	1,615	700	435	680	428	538	373	4,768
Utility and Credit Card Program Deposits	-	700	-	-	-	-	-	-	700
Other Non-Operating	-	282	317	262	255	5	8	4,250	5,377
Total Non-Operating Disbursements	-	2,922	1,017	697	935	830	545	4,625	11,570
Debt Repayment
Prepetition Debt Repayment	-	3,464	-	-	-	10,000	-	-	13,464

Net Cash Flow	$904	$(4,811)	$4,519	$12,772	$(3,853)	$(11,299)	$(4,190)	$(4,225)	$(10,184)

Liquidity
Beginning Cash Balance	$6,232	$7,136	$2,325	$6,844	$19,616	$15,763	$4,464	$274	$6,232
Net Change in Cash	904	(4,811)	4,519	12,772	(3,853)	(11,299)	(4,190)	(274)	(6,232)
Ending Cash Balance	7,136	2,325	6,844	19,616	15,763	4,464	274	-	-
Availability	11,536	15,000	15,000	15,000	11,830	14,661	14,325	10,097	10,097

Total Liquidity	$18,672	$17,325	$21,844	$34,616	$27,593	$19,125	$14,599	$10,097	$10,097

Pre-Petition Debt
Beginning Balance	$13,464	$13,464	$10,000	$10,000	$10,000	$10,000	$-	$-	$13,464
ABL Repayment	-	(3,464)	-	-	-	-	-	-	(3,464)
Term Loan Repayment	-	-	-	-	-	(10,000)	-	-	(10,000)
Ending Balance	13,464	10,000	10,000	10,000	10,000	-	-	-	-
DIP Loan
Beginning Balance	-	-	-	-	-	-	-	-	-
Borrowings	-	-	-	-	-	-	-	3,951	3,951
Repayments	-	-	-	-	-	-	-	-	-
Ending Balance	-	-	-	-	-	-	-	3,951	3,951
Borrowing Base	25,000	25,000	25,000	25,000	21,830	14,661	14,325	14,048	14,048
Availability	$11,536	$15,000	$15,000	$15,000	$11,830	$14,661	$14,325	$10,097	$10,097

Professional Fee Carve-out
Debtor Professionals	$-	$1,235	$495	$375	$345	$348	$433	$88	$3,318
UCC Professionals	-	105	105	60	60	80	105	60	575
US Trustee	-	275	-	-	-	-	-	-	275
Total Professional Fee Carve-out	$-	$1,615	$600	$435	$405	$428	$538	$148	$4,168

Notes:

[1] Includes fees and expenses for DIP Lender counsel, Debtor, UST and UCC professionals. Debtor, UST and UCC professional fees subject to the Professional Fee Carve-out are funded into a segregated account on a weekly basis until court approval.

[2] Week Ending represents the period 12/4 - 12/5.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 5 of 26

EXHIBIT B

Certificates of Insurance

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 6 of 26

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 12/08/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Marsh USA Inc.
2929 Allen Parkway, Suite 2500
Houston, TX 77019
Attn: Houston.Certs@marsh.com Fax: 212-948-0509

CN109214608-STND-GAWX-20-21

CONTACT NAME:
PHONE (A/C, No, Ext): **FAX (A/C, No):**
E-MAIL ADDRESS:

INSURED
Francesca's Holdings Corporation
(see attached named insureds)
8760 Clay Road
Houston, TX 77080

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Hartford Underwriters Insurance Company	30104
INSURER B : Trumbull Insurance Company	27120
INSURER C : N/A	N/A
INSURER D : Sentinel Insurance Company	11000
INSURER E :	
INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** HOU-003735836-01 **REVISION NUMBER:** 4

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			61UENHZ6452	10/01/2020	10/01/2021	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 300,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	POLICY PRO-JECT X LOC						PRODUCTS - COMP/OP AGG	$ 2,000,000
	OTHER:							$
B	AUTOMOBILE LIABILITY			61UENHZ6452	10/01/2020	10/01/2021	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	X HIRED AUTOS ONLY / X NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED RETENTION $							$
D	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		61WBAT0947	10/01/2020	10/01/2021	X PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

With respect to General Liability and Auto Liability, the carrier will provide the certificate holder a 30 day notice of cancellation, except 10 days for non-payment of premium.

CERTIFICATE HOLDER

Office of the United States Trustee
Attn: Linda Casey, Esq.
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Keith Wright

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 7 of 26

AGENCY CUSTOMER ID: CN109214608

LOC #: Houston

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

AGENCY		NAMED INSURED
Marsh USA Inc.		Francesca's Holdings Corporation (see attached named insureds) 8760 Clay Road Houston,TX 77080
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 FORM TITLE: Certificate of Liability Insurance

Named Insured Schedule:
Francesca's Holdings Corporation
Francesca's Collections, Inc.
Francesca's Collections of CA, Inc.
Francesca's Holdings Corporation - Delaware Corporation
Francesca's Collections, Inc. - Texas Corporation
Francesca's Collections of CA, Inc. - California Corporation
Francesca's Collections
Francesca's Collections, Ltd.
Francesca's GP, LLC
Francescas LLC (Delaware Entity)
francescas.com, Inc.
Francesca's Services Corporation

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 8 of 26

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 12/10/2020

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME:	
Marsh USA Inc. 2929 Allen Parkway, Suite 2500 Houston, TX 77019 Attn: Houston.Certs@marsh.com Fax: 212-948-0509	PHONE (A/C, No, Ext):	FAX (A/C, No):
	E-MAIL ADDRESS:	
	INSURER(S) AFFORDING COVERAGE	NAIC #
CN109214608-STND-FNPR-20-21	INSURER A : Various - See Acord 101	N/A
INSURED Francesca's Holdings Corporation c/o Francesca's Collections, Inc. 8760 Clay Road Houston, TX 77080	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** HOU-003738227-02 **REVISION NUMBER:** 1

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					X PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Directors & Officers			Various	07/22/2020	07/22/2021	Limits	Various
A	EPL/Fiduciary/Cyber/ Sp.Crime			Various	10/01/2020	10/01/2021	Limits	Various

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
Office of the United States Trustee Attn: Linda Casey, Esq. J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Keith Wright

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 9 of 26

AGENCY CUSTOMER ID: CN109214608

LOC #: Houston

ADDITIONAL REMARKS SCHEDULE

Page 2 of 3

AGENCY	NAMED INSURED
Marsh USA Inc.	Francesca's Holdings Corporation c/o Francesca's Collections, Inc. 8760 Clay Road Houston,TX 77080
POLICY NUMBER	
CARRIER / NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 **FORM TITLE:** Certificate of Liability Insurance

---

Directors and Officers, Effective July 22, 2020 to July 22, 2021

XL Specialty Ins. Co., Policy# ELU16915020
$5,000,000 Limit
$2,000,000 Retention

Allied World National Assurance Co., Policy #03068454
$2,500,000 part of $5,000,0000 excess of $5,000,000

Starstone Specialty Ins. Co., Policy #X75006200ASP
$2,500,000 part of $5,000,0000 excess of $5,000,000

ACE American Ins. Co., Policy# DOXG25592815009
$5,000,000 SideA excess of $10,000,000

National Union Fire Ins. Co. of Pittsburgh, PA (AIG), Policy # 015904499
$5,000,000 SideA excess of $15,000,000

Hudson Ins. Co., Policy# HN03036631
$5,000,000 SideA excess of $20,000,000

Berkley Ins. Co., Policy# BPRO8044452
$5,000,000 SideA excess of $25,000,000

Employment Practices Liability, effective October 1, 2020 to October 1, 2021

Beazley Ins. Co., Policy# V16C0B200701
$5,000,000 Limit
$250,000 Retention

Fiduciary Liability, effective October 1, 2019 to October 1, 2021

Continental Casualty Company, Policy# 596353577
$1,000,000 Limit
$5,000 Retention

Cyber Liability, effective October 1, 2020 to October 1, 2021

Everest National Ins. Co., Policy# CYBP000872201
$3,000,000 Limit
$25,000 Retention

Special Crime, effective October 1, 2019 to October 1, 2022

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 10 of 26

AGENCY CUSTOMER ID: CN109214608

LOC #: Houston

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 3 of 3

AGENCY Marsh USA Inc.		NAMED INSURED Francesca's Holdings Corporation c/o Francesca's Collections, Inc. 8760 Clay Road Houston,TX 77080
POLICY NUMBER		
CARRIER	NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 25 **FORM TITLE:** Certificate of Liability Insurance

---

Hiscox Insurance Company, Inc., Policy# UKA301602019
$1,000,000 Each Insured Event Limit

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLS Doc 164 Filed 12/18/20 Page 11 of 26

ACORD®

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 12/11/2020

THIS EVIDENCE OF COMMERCIAL PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

PRODUCER NAME, CONTACT PERSON AND ADDRESS: Marsh USA Inc. 2929 Allen Parkway, Suite 2500 Houston, TX 77019 Attn: Houston.Certs@marsh.com Fax: 212-948-0509 CN109214608-Full-PropW-20-21 PHONE (A/C, No, Ext):	COMPANY NAME AND ADDRESS: General Casualty Company of WI NAIC NO: 24414 IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
FAX (A/C, No): E-MAIL ADDRESS:	
CODE: SUB CODE:	POLICY TYPE: *20-21 Prop AOS
AGENCY CUSTOMER ID #:	
NAMED INSURED AND ADDRESS: Francesca's Holdings Corporation (see attached named insureds) 8760 Clay Road Houston, TX 77080	LOAN NUMBER: POLICY NUMBER: CFE1370084
	EFFECTIVE DATE: 10/01/2020 EXPIRATION DATE: 10/01/2021 ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S):	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (ACORD 101 may be attached if more space is required) ☐ BUILDING OR ☒ BUSINESS PERSONAL PROPERTY

LOCATION / DESCRIPTION:

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

PERILS INSURED: BASIC ☐ BROAD ☐ SPECIAL X

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ 100,000,000 DED: 10,000

	YES	NO	N/A	
☒ BUSINESS INCOME ☐ RENTAL VALUE	X			If YES, LIMIT: Included; X Actual Loss Sustained; # of months: 12
BLANKET COVERAGE	X			If YES, indicate value(s) reported on property identified above: $
TERRORISM COVERAGE	X			Attach Disclosure Notice / DEC
IS THERE A TERRORISM-SPECIFIC EXCLUSION?	X			
IS DOMESTIC TERRORISM EXCLUDED?	X			
LIMITED FUNGUS COVERAGE	X			If YES, LIMIT: 30,000 DED: 10,000
FUNGUS EXCLUSION (If "YES", specify organization's form used)			X	
REPLACEMENT COST	X			
AGREED VALUE	X			
COINSURANCE		X		If YES, %
EQUIPMENT BREAKDOWN (If Applicable)	X			If YES, LIMIT: 100,000,000 DED: 10,000
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg	X			If YES, LIMIT: INCLUDED ABOVE DED: 10,000
- Demolition Costs	X			If YES, LIMIT: 1,000,000 DED: 10,000
- Incr. Cost of Construction	X			If YES, LIMIT: 1,000,000 DED: 10,000
EARTH MOVEMENT (If Applicable)		X		If YES, LIMIT: N/A DED: N/A
FLOOD (If Applicable)	X			If YES, LIMIT: See Acord 101 DED: See Acord 101
WIND / HAIL INCL ☒ YES ☐ NO Subject to Different Provisions:	X			If YES, LIMIT: INCLUDED ABOVE DED: See Acord 101
NAMED STORM INCL ☐ YES ☒ NO Subject to Different Provisions:			X	If YES, LIMIT: N/A DED: N/A
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS		X		

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

HOU-003738471-26

☐ CONTRACT OF SALE X LENDER'S LOSS PAYABLE ☐ LOSS PAYEE ☐ MORTGAGEE	LENDER SERVICING AGENT NAME AND ADDRESS: BLANK
NAME AND ADDRESS: Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Wilmington, DE 19801	AUTHORIZED REPRESENTATIVE: of Marsh USA Inc. Keith Wright *Keith Wright*

© 2003-2016 ACORD CORPORATION. All rights reserved.

ACORD 28 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 20-13076-BLSDoc 164Filed 12/18/20Page 12 of 26 AGENCY CUSTOMER ID: CN109214608 LOC #: Houston ADDITIONAL REMARKS SCHEDULEPage 2 of 2 ADDITIONAL REMARKS THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM, FORM NUMBER: 28 FORM TITLE: Evidence of Commercial Property Insurance Named Insured Schedule: Francesca's Holdings Corporation Francesca's Collections, Inc. Francesca's Collections of CA, Inc. Francesca's Holdings Corporation - Delaware Corporation Francesca's Collections, Inc. - Texas Corporation Francesca's Collections of CA, Inc. - California Corporation Francesca's Collections Francesca's Collections, Ltd. Francesca's GP, LLC Francescas LLC (Delaware Entity) francescas.com, Inc. Francesca's Services Corporation Unnamed Premises Limit -$100,000 In Transit Limit -Included in policy limit Accounts Receivable - Included in policy limit Blanket Stock -Included in policy limit All Wind/Hail subject to a deductible of 2% TIV per location subject to a $100,000 minimum per occurrence Flood Coverage: Location Flood Zone: Low Hazard; Per Occurrence Limit/Annual Aggregate: $10,000,000 / $10,000,000; Deductible: $25,000 Location Flood Zone: Moderate Hazard; Per Occurrence Limit/Annual Aggregate: $5,000,000 / $5,000,000; Deductible: $100,000 Location Flood Zone:High Hazard; Per Occurrence Limit/Annual Aggregate: $1,000,000 / $1,000,000; Deductible: $500,000 Location Flood Zone:Very High Hazard; Per Occurrence Limit/Annual Aggregate: Excluded; Deductible: Excluded If the Carrier cancels this policy, they will give written notice to the mortgageholder or lender at least: 10 days before the effective date of cancellation if they cancel for your nonpayment of premium; or 30 days before the effective date of cancellation if they cancel for any other reason. The Certificate holder is lenders loss payable, as required by written contract.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 13 of 26

EXHIBIT C

Cash Management Order

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 14 of 26

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
FRANCESCA’S HOLDINGS CORPORATION,	:	Case No. 20-13076 (BLS)
et al.,[1]	:
	:	Joint Administration Requested
Debtors.	:
	:	Re: D.I. 29, 39
x

INTERIM ORDER (I) AUTHORIZING CONTINUED USE OF THE DEBTORS’ EXISTING CASH MANAGEMENT SYSTEM, CORPORATE CREDIT CARD PROGRAM AND BANK ACCOUNTS; (II) WAIVING CERTAIN UNITED STATES TRUSTEE REQUIREMENTS; (III) EXTENDING TIME TO COMPLY WITH SECTION 345(b) OF THE BANKRUPTCY CODE; (IV) AUTHORIZING CONTINUED PERFORMANCE OF INTERCOMPANY TRANSACTIONS; AND

(V) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of Francesca’s Holdings Corporation (“FHC”) and its affiliated debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”) (i) authorizing the Debtors’ use of their cash management system (the “Cash Management System”), corporate credit cards and bank accounts as described herein; (ii) waiving certain bank account and related requirements of the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”); (iii) extending the Debtors’ time to comply with section 345(b) of the Bankruptcy Code; (iv) authorizing Intercompany Transactions consistent with historical practice and granting administrative expense priority to such transactions; and (v) granting related relief, all as more fully set forth in the Motion; and due and sufficient notice of the Motion having been provided under the particular circumstances, and it appearing that no other or further notice need be provided; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated as of February 29, 2012; and consideration of the Motion and the relief requested therein being a core proceeding under 28 U.S.C. § 157(b)(2); and venue being proper before this Court under 28 U.S.C. §§ 1408 and 1409; and a hearing having been held to consider the relief requested in the Motion on an interim basis (the “Hearing”); and upon the Clarke Declaration and the record of the Hearing; and the Court having found and determined the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors and their estates, as contemplated by Bankruptcy Rule 6003, and such relief is in the best interests of the Debtors, their estates and creditors, and any parties in interest; and the legal and factual bases set forth in the Motion and at the Hearing having established just cause for the relief granted herein; and after due deliberation thereon and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1 The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are Francesca’s Holdings Corporation (4704), Francesca’s LLC (2500), Francesca’s Collections, Inc. (4665), and Francesca’s Services Corporation (5988). The address of the Debtors’ corporate headquarters is 8760 Clay Road, Houston, Texas 77080.

2 Capitalized terms used but not defined in this Interim Order have the meanings used in the Motion.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 15 of 26

1.             The Motion is GRANTED on an interim basis as set forth herein.

2.             The final hearing (the “Final Hearing”) on the Motion will be held on January 4, 2021 at 10:00 a.m. (Eastern Standard Time). Any objections or responses to entry of a final order on the Motion must be filed on or before 4:00 p.m. (Eastern Standard Time) on December 23, 2020, and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Linda Casey, Esq. (Linda.Casey@usdoj.gov)); (ii) O’Melveny & Myers LLP, Times Square Tower, Seven Times Square, New York, New York 10036 (Attn: Maria DiConza, Esq. (mdiconza@omm.com) and Diana Perez, Esq. (dperez@omm.com)), proposed co-counsel for the Debtors; (iii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801 (Attn: Mark D. Collins, Esq. (collins@rlf.com), Michael J. Merchant, Esq. (merchant@rlf.com), and Jason M. Madron, Esq. (madron@rlf.com)), proposed co-counsel for the Debtors; and (iv) counsel for the DIP Agent, Greenberg Traurig LLP, (A) 1007 North Orange Street, Suite 1200, Wilmington, DE 19801, (Attn: Dennis A. Meloro (melorod@gtlaw.com)), and (B) MetLife Building, 200 Park Avenue, New York, NY 10166, (Attn: Leo Muchnik (MuchnikL@gtlaw.com)). In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 16 of 26

3.            Except as otherwise provided herein, the Debtors are authorized and empowered to continue to maintain and use their Cash Management System and bank accounts.

4.            The Debtors are authorized but not directed to (i) maintain and continue to use their existing bank accounts that are listed on the attached Exhibit 1 (such accounts, the “Debtor Bank Accounts”), in the same manner and with existing account numbers, styles, and document forms as are currently employed; (ii) deposit funds in, and, withdraw funds from, the Debtor Bank Accounts by usual means, including check, wire transfer, ACH transfer, draft, electronic fund transfer, centralized lockbox, or other items presented, issued, or drawn on the Debtor Bank Accounts; (iii) pay prepetition and ordinary-course bank fees for the Debtor Bank Accounts; (iv) perform their obligations under the Debtor Bank Accounts’ governing documents and agreements; and (v) treat the Debtor Bank Accounts for all purposes as “debtor in possession” accounts (“DIP Accounts”).

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 17 of 26

5.              Subject to Paragraph 21 of this Interim Order and with the DIP Agent’s consent, the Debtors are authorized to implement changes to the Cash Management System in the ordinary course of business, including, without limitation, the opening of any new bank accounts and the closing of any existing bank accounts it may deem necessary and appropriate, so long as (i) any such new account is with a bank that is (a) insured with the Federal Deposit Insurance Corporation and (b) has a Uniform Depository Agreement with the U.S. Trustee pursuant to the U.S. Trustee’s Operating Guidelines and Reporting Requirements for Debtors in Possession and Trustees, or at such bank that is willing to immediately execute such agreement; and (ii) the Debtors provide notice to the U.S. Trustee and any statutory committees appointed in these chapter 11 cases within 14 days of the opening or closing of such account.

6.              The existing deposit agreements, including Deposit Account Control Agreements, between the Debtors and its existing depository and disbursement banks (collectively, the “Banks”) shall continue to govern the postpetition cash management relationship between the Debtors and the Banks, and that all of the provisions of such agreements, including, without limitation, the termination and fee provisions, shall remain in full force and effect. Wells Fargo and the Debtors have agreed that the Debtors will close all of their bank accounts with Wells Fargo by January 31, 2021, and all depository accounts and existing deposit agreements between the Debtors and Wells Fargo, including any Deposit Account Control Agreements shall terminate on January 31, 2021.

7.              Each Bank is authorized to continue to administer, service, and maintain the Debtor Bank Accounts, as they were prepetition, without interruption and in the ordinary course, without further order of this Court, and to receive, process, honor, and pay all checks, drafts, wires, ACH transfers, electronic fund transfers, or other items presented, issued, or drawn on the Debtor Bank Accounts (collectively, the “Disbursements”) on account of any claim this Court has granted the Debtors approval to pay, whether arising before, on, or after the Petition Date to the same extent the Debtors were responsible for such items prior to the Petition Date; provided that the applicable Bank Accounts contain sufficient funds.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 18 of 26

8.             All banks are authorized to accept and honor all representations from the Debtors as to which Disbursements should be honored and shall have no duty to inquire as to whether such payments are authorized by an order of this Court. If any banks nevertheless dishonor Court-approved Disbursements, the Debtors are authorized to issue replacement Disbursements consistent with the orders of this Court. No bank will be liable to the Debtors or their estates, or otherwise be in violation of the orders of this Court, for honoring a prepetition Disbursement or other Disbursement at the Debtors’ direction.

9.             Each Bank is authorized, without further order of this Court, to deduct applicable fees and expenses associated with services rendered to the Debtors, whether arising prepetition or postpetition, from the appropriate accounts of the Debtors and to charge back to the appropriate accounts any amounts resulting from returned checks or other returned items, regardless of whether such items were deposited or transferred prepetition or postpetition and regardless of whether the returned items relate to prepetition or postpetition items or transfers. The Debtors shall at all times maintain sufficient balances in the accounts at each Bank to secure their obligations to each Bank for the cash management and related services provided to the Debtors.

10.            The Debtors are authorized but not directed to (a) obtain credit on a secured basis through their and their employees’ use of the Corporate Credit Cards on an uninterrupted and ongoing basis pursuant to section 364 of the Bankruptcy Code and continue the Corporate Credit Card Program, subject to any terms and conditions under the applicable servicing agreements, on a postpetition basis consistent with their past practices and (b) pay all obligations related to the Corporate Credit Card Program, whether arising prepetition or postpetition. The Debtors are further authorized to continue to maintain the CD for purposes of collateralizing any obligations owed under the Corporate Credit Card Program. The Debtors acknowledge, stipulate, and agree that the CD is and shall remain subject to an exclusive first priority lien as security for obligations under the Corporate Credit Card Program. In the event the Debtors default under or fail to make any timely payment in respect of any obligations under the Corporate Credit Card Program, Chase is authorized to exercise any of its remedies under the terms of any applicable agreements with the Debtors governing the Corporate Credit Card Program.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 19 of 26

11.            The Debtors are authorized to continue performing Intercompany Transactions arising from or related to the operation of their business in the ordinary course. In connection with the Intercompany Transactions, the Debtors shall maintain records for all transfers of cash so that all transactions (including Intercompany Transactions) can be readily ascertained, traced, recorded properly, and distinguished between prepetition and postpetition transactions, and the Debtors shall make those records available to the U.S. Trustee upon request.

12.            The UST Requirement that the Debtors close all existing bank accounts and open new DIP Accounts is hereby waived. The Debtor Bank Accounts are deemed to be DIP Accounts.

13.            The UST Requirement that the Debtors open separate DIP Accounts for payroll and taxes is hereby waived on an interim basis.

14.            The Debtors are authorized on an interim basis to continue using all checks, correspondence and other business forms, including, but not limited to, purchase orders, multicopy checks, letterhead, envelopes, promotional materials, and other business forms, substantially as they existed immediately before the Petition Date without reference to the Debtors’ status as debtors in possession; provided that once the Debtors’ existing checks have been used, the Debtors will, when reordering checks, ensure that the designation “Debtor in Possession” and the corresponding bankruptcy case number are printed on all checks; provided further that, with respect to electronic checks and checks that the Debtors or their agents print themselves, the Debtors will use reasonable efforts to begin printing the “Debtor in Possession” legend on such items within 10 days of the date of entry of this Interim Order.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 20 of 26

15.            For banks that have not signed a Uniform Depository Agreement with the U.S. Trustee, the Debtors have 30 days (or such additional time as the U.S. Trustee may agree to) from the Petition Date (the “Extension Period”) within which to comply with section 345(b) of the Bankruptcy Code or to make such other arrangements as agreed with the U.S. Trustee, and such extension is without prejudice to the Debtors’ right to request a further extension of the Extension Period or waiver of the requirements of section 345(b) of the Bankruptcy Code in these cases. For banks that have signed a Uniform Depository Agreement with the U.S. Trustee, all Debtor Bank Accounts with such banks are deemed to satisfy section 345(b) of the Bankruptcy Code.

16.            During the Extension Period, with respect to banks at which the Debtors hold bank accounts that are party to a Uniform Depository Agreement with the U.S. Trustee, the Debtors shall (i) contact each bank; (ii) provide the bank with each of the Debtors’ tax identification numbers; and (iii) identify each of their bank accounts held at such bank as being held by a debtor in possession in a bankruptcy case.

17.            Within 30 days of the date of entry of this Interim Order, with respect to banks at which any of the Debtors hold accounts that are not party to a Uniform Depository Agreement with the U.S. Trustee, the Debtor shall use its good-faith efforts to cause the banks to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee. The Debtors will promptly direct such banks to internally code the Bank Accounts as DIP Accounts. The U.S. Trustee’s rights to seek relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 21 of 26

18.            The Debtors shall maintain accurate records of all transfers and intercompany claims within the Cash Management System between Debtors such that all postpetition transfers and transactions shall be adequately and promptly documented in, and readily ascertainable from, their books and records.

19.             Notwithstanding anything contained herein, the Debtors shall calculate their quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each Debtor, regardless of which Debtor pays those disbursements.

20.             Notwithstanding anything to the contrary in this Interim Order, any payment made or authorization hereunder shall be subject to the applicable budget and cash collateral authorization requirements imposed on the Debtors under the terms of any order of this Court approving the debtor-in-possession financing facility and use of cash collateral.

21.            Notwithstanding anything to the contrary in this Interim Order, the Debtors are prohibited from taking any action to change (i) the existing sweeps of cash from the Debtor Bank Accounts not held with Chase to the Chase Accounts and (ii) the existing sweeps from the Chase Accounts to the account held with the DIP Agent.

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 22 of 26

22.           Nothing in the Motion or this Interim Order or the relief granted herein (including any actions taken or payments made by the Debtors) is to be construed as (i) an admission of the validity of any claim against the Debtors; (ii) an admission with respect to the validity, extent, or perfection of any lien; (iii) a waiver of the Debtors’ rights or those of any party in interest to dispute, contest, setoff, or recoup any claim, or assert any related rights, claims, or defenses; (iv) a waiver of the Debtors’ rights or those of any party in interest over the validity, extent, perfection, or possible avoidance of any lien; or (v) an approval or assumption of any agreement, contract, program, policy, or lease under section 365 of the Bankruptcy Code.

23.           The requirements set forth in Bankruptcy Rule 6003(b) are satisfied because the relief sought in this Interim Order is necessary to avoid immediate and irreparable harm.

24.            The requirements set forth in Bankruptcy Rule 6004(a) are hereby waived.

25.            Notwithstanding the applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.

26.            The Debtors are authorized and empowered to take all actions necessary or appropriate to implement the relief granted in this Interim Order.

27.             This Court retains jurisdiction over all matters arising from or related to the implementation or interpretation of this Interim Order.

Dated: December 8th, 2020	BRENDAN L. SHANNON
Wilmington, Delaware	UNITED STATES BANKRUPTCY JUDGE

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 23 of 26

Exhibit 1

Debtor Bank Accounts

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 24 of 26

Debtor Bank Accounts

Debtor	Bank	Account Type	Last 4 Digits
Francesca's Collections, Inc.	Chase	Depository	[*]
Francesca's Collections, Inc.	Wells Fargo	Checking	[*]
Francesca's Collections, Inc.	Bank of America	Depository	[*]
Francesca's Collections, Inc.	Regions	Depository	[*]
Francesca's Collections, Inc.	Citizens	Depository	[*]
Francesca's Collections, Inc.	BB&T	Depository	[*]
Francesca's Collections, Inc.	PNC	Depository	[*]
Francesca's Collections, Inc.	Fifth Third	Depository	[*]
Francesca's Collections, Inc.	US BANK	Depository	[*]
Francesca's Collections, Inc.	IBC	Depository	[*]
Francesca's Collections, Inc.	Pinnacle Bank	Depository	[*]
Francesca's Collections, Inc.	Community First Nat'l	Depository	[*]
Francesca's Collections, Inc.	First Citizens Bank	Depository	[*]
Francesca's Collections, Inc.	Chase	Passthrough	[*]
Francesca's Collections, Inc.	Chase	Checking	[*]
Francesca's Collections, Inc.	Chase	Checking	[*]
Francesca's Collections, Inc.	Wells Fargo	Depository	[*]
Francesca's Holdings Corporation	Chase	Checking	[*]
Francesca's Services Corporation	Chase	Checking	[*]
Francesca's Collections, Inc.	Chase	Checking/Depository	[*]
Francesca's Collections, Inc.	Chase	Depository	[*]
Francesca's Collections, Inc.	Chase	Depository (Certificate of Deposit)	[*]
Francesca's Collections, Inc.	Chase	Depository (Utilities Deposit)	[*]
Francesca's Collections, Inc.	Chase	Depository (Professional Fee Deposit)	[*]

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 25 of 26

EXHIBIT D

Retainers Paid

Case 20-13076-BLS     Doc 164     Filed 12/18/20     Page 26 of 26

In re: Francesca’s Holdings Corporation, et al.	Case Number: 20-13076 (BLS)
Reporting Period: Prepetition

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer)

Professional	Name of Payor	Check/Wire	Amount	Amount Applied to Date	Balance[1]
O’Melveny & Myers LLP	Francesca’s Services Corporation	Wire	$1,500,000	$1,450,727.78	$49,272.22
Richards, Layton & Finger, P.A.	Francesca’s Services Corporation	Wire	$100,000	$100,000	$0
Stretto	Francesca’s Services Corporation	Check No. [*]	$50,000	$9,872.02	$40,127.98
FTI Capital Advisors, LLC	Francesca’s Services Corporation	Wire	$700,000	$302,849	$397,151
A&G Realty Partners, LLC	Francesca’s Services Corporation	Wire	$150,000	$0	$150,000
		TOTAL:	$2,500,000.00	$1,863,448.80	$636,551.20

1 Retainer balances and amounts applied to date are subject to reconciliation with respect to actual amounts billed. Retainers will not be replenished postpetition.